                                                                   EXHIBIT 10.03


                                   MEMORANDUM


TO:          All Ingram Micro U.S. Associates
FROM:        Jeffrey R. Rodek, David R. Dukes
DATE:        July 17, 1996
SUBJ:        Annual Employee Bonus Program - 1996

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The Board of Directors of Ingram Micro has approved a General Employee Incentive
Bonus Plan to provide financial reward based upon the overall financial performance of Ingram Micro in the United States. We believe that you should profit when you contribute to the profitability of the Company.

You are eligible to receive a bonus of up to 3% of your 1996 earned income if the Company exceeds its budgeted pre-tax, pre-bonus profit target by more than 10% in the U.S. Below this top level of profit, the Target Bonus will vary as shown in the table below. Your "earned income" shall mean the actual dollars earned in 1996 (as reported on your W-2 form), excluding relocation reimbursements, and any bonus payments, including that for the 1995 General Employees Incentive Bonus Program. For Sales Associates eligible for monthly or quarterly bonuses or commissions, the bonus will be calculated by including one-half of the earned commission and bonuses, plus the earned base salary for 1996.

The bonus percentages are shown below:

         INGRAM MICRO PROFIT BEFORE TAX AND BONUS                      BONUS %
         ----------------------------------------                      -------
         Overachieve budget by 10.1 percent or more                     3.0
         Meet budget to overachieve up to 10.0 percent                  2.5
         95.0 to 99.9 percent of budget                                 2.25
         90.0 to 94.9 percent of budget                                 2.0
         75.0 to 89.9 percent of budget                                 1.0
         Below 75 percent                                               0.0

To be eligible to participate in this Plan, you must be employed by Ingram Micro on or before September 30, 1996. In order to receive your 1996 bonus, you must be employed by Ingram Micro on the date that the bonus checks are distributed (early March 1997.)